INCREMENTAL ASSUMPTION AGREEMENT

This Incremental Assumption Agreement (this "Agreement") dated as of December 13, 2007 (the "Increase Effective Date") is by and among Oil States International, Inc., a Delaware corporation (the "U.S. Borrower"), PTI Group Inc., a corporation amalgamated under the laws of the Province of Alberta (the “Canadian Borrower” and, together with the U.S. Borrower, the “Borrowers”), Wells Fargo Financial Corporation Canada, Royal Bank of Canada, Capital One, N.A., JPMorgan Chase Bank, N.A., Calyon New York Branch, The Bank of Nova Scotia, and The Toronto-Dominion Bank (collectively, the "Increasing Lenders") and Wells Fargo Bank, N.A., as Administrative Agent for the Lenders under the Credit Agreement described below (the "Agent").

A.
Reference is made to the Credit Agreement dated as of October 30, 2003 (as amended on or before the date hereof, "Credit Agreement") among the Borrowers, the Lenders and the Agent. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement.

B.
Pursuant to Section 2.23 of the Credit Agreement, the U.S. Borrower has the right, subject to the terms and conditions thereof, to increase the Total Commitment by allowing one or more Lenders to increase their U.S. Commitment, Canadian Commitment or both thereunder so that such added and increased Commitments shall equal the increase in Total Commitments requested by the U.S. Borrower.

C.
The U.S. Borrower has given notice to the Agent of its intention, pursuant to such Section 2.23 and with the consent of the Increasing Lenders, to increase (a) the Total U.S. Commitments from U.S.$300,000,000 to U.S.$325,000,000 and (b) the Total Canadian Commitments from U.S.$100,000,000 to U.S.$175,000,000.

Accordingly, the parties hereto agree as follows:

Section 1.  Increase of Commitment. Pursuant to Section 2.23 of the Credit Agreement, (a) the Total U.S. Commitments are hereby increased from U.S.$300,000,000 to U.S.$325,000,000 and (b) the Total Canadian Commitments from U.S.$100,000,000 to U.S.$175,000,000. The Commitments of the Increasing Lenders are set forth on Schedule 1 attached hereto.

Section 2.  New Notes. If any Increasing Lender requests that its Loans be evidenced by a promissory note, the Borrowers agree to promptly execute and deliver to such Increasing Lender a promissory note in the amount of its U.S. Commitment, Canadian Commitment or both set forth in Section 1 above (each a "New Note"). If any Increasing Lender which requests a promissory note is in possession of an existing promissory note in the amount of its U.S. Commitment, Canadian Commitment or both before giving effect to the increase pursuant to this Agreement (each an "Existing Note"), such Increasing Lender shall, promptly after receipt of its New Note, mark such Existing Note "cancelled" and return such Existing Note to the U.S. Borrower.

Section 3.  Representations and Warranties of the Borrower. The Borrowers represent and warrant as follows:

(a)  the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

(b)  each Borrower and each other Loan Party are in compliance with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed, and as of the date hereof, no Event of Default or Default has occurred and is continuing;

(c)  there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and the Subsidiaries, taken as a whole, since December 31, 2005; and

(d)  (i) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrowers and have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.

Section 4.  Effectiveness. This Agreement shall become effective, and the Credit Agreement shall be amended as provided in this Agreement, upon the occurrence of the following conditions precedent:

(a)  the Agent shall have received

(i)  duly and validly executed originals of this Agreement,

(ii)  if requested by any Lender, a new promissory note or promissory notes payable to such Lender in the amount of its U.S. Commitment and/or Canadian Commitment, as applicable, and in form and substance reasonably acceptance to the Applicable Administrative Agent and the applicable Borrower;

(iii)  a favorable written opinion of (A) Vinson & Elkins L.L.P., U.S. counsel for the Borrowers, and (B) Fraser Milner Casgrain, Canadian counsel to the Canadian Borrower;

(iv)  [reserved];

(v)  a certificate of the Secretary or Assistant Secretary of each Loan Party dated the date of this Agreement and certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which such person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect;

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(vi)  a certificate, dated the date of this Agreement and signed by a Financial Officer of the U.S. Borrower, confirming compliance with Section 3(a), (b) and (c) of this Agreement;

(vii)  [reserved]; and

(viii)  such other documents, governmental certificates, agreements, and lien searches as any Lender or any Agent may reasonably request;

(b)  the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the date of this Agreement, including, (i) an upfront fee payable to the Administrative Agent for the account of each Increasing Lender in an amount equal to 10 basis points of the increased portion of such Increasing Lender's Commitment pursuant to this Agreement, and (ii) the arrangement fees payable to the Administrative Agent pursuant to the Administrative Agent Fee Letter.

Section 5.  Reaffirmation of Guaranty and Liens.

(a)  Each Subsidiary of the U.S. Borrower that is listed on the signature pages to this Agreement (each, a "Guarantor") (i) is party to a Guarantee Agreement, guaranteeing payment of the Obligations (as such term is defined in the respective Guarantee Agreement to which it is a party), (ii) has reviewed the Agreement and related documents, and (iii) waives any defenses to the enforcement of its Guaranty that it may have as a result of the execution and delivery of this Agreement or the transactions contemplated hereby, and agrees that according to its terms such Guarantee will continue in full force and effect to guaranty the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and such other amounts in accordance with the terms of such Guaranty.

(b)  The Borrowers and each Guarantor (i) are parties to certain Security Documents securing and supporting the Obligations (as such term is defined in the respective Security Document to which it is a party), (ii) have reviewed the Agreement and related documents, (iii) waive any defenses that it may have as a result of the execution and delivery of this Agreement or the transactions contemplated hereby to the enforcement of the Security Documents to which they are party, (iv) agree that according to their terms the Security Documents to which they are party such Security Documents (as such term is modified by this Agreement) will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (v) acknowledge, represent, and warrant that the Liens and security interests created by the Security Documents are valid and subsisting and create a first priority perfected security interest subject to Liens expressly permitted by Section 6.02 in the Collateral to secure the Obligations.

(c)  The delivery of this Agreement does not indicate or establish a requirement that any Guarantee or Security Document requires any Borrower’s or any Guarantor’s approval of amendments to the Credit Agreement, but has been furnished to the Agents and the Lenders as a courtesy at the Administrative Agent’s request.

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Section 6.  Effect on Credit Documents.

(a)  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

(b)  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Loan Documents.

Section 7.  Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

Section 8.  Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of this page blank; signature pages follow]

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Executed as of the date first set forth above.

BORROWER:

OIL STATES INTERNATIONAL, INC.

by
        _______________________________________
Name:  Bradley J. Dodson
Title:    Vice President, Chief Financial Officer
             and Treasurer

PTI GROUP INC.

by
        _______________________________________
        Name:  Mark Menard
Title:    Chief Financial Officer and Treasurer

A - Z TERMINAL CORPORATION
CAPSTAR DRILLING, L.L.C. .
GENERAL MARINE LEASING, LLC
STINGER WELLHEAD PROTECTION  (CANADA) INCORPORATED
STINGER WELLHEAD PROTECTION  INCORPORATED
SOONER HOLDING COMPANY
SOONER INC.
SOONER PIPE GP, L.L.C.
SOONER PIPE, L.L.C.
SPECIALTY RENTAL TOOLS & SUPPLY, L.L.C.

each by

        _______________________________________
        Name: Cindy B. Taylor
Title:   Senior Vice President

Signature Page

Incremental Assumption Agreement

CAPSTAR DRILLING GP, L.L.C.
By:  Oil States Energy Services, Inc.,
                        its sole member
ELENBURG EXPLORATION COMPANY, INC
OIL STATES ENERGY SERVICES, INC.

each by
        _______________________________________
        Name: Cindy B. Taylor
Title:   President

OIL STATES MANAGEMENT, INC.

by
         _______________________________________
         Name:  Cindy B. Taylor
         Title:    President and Secretary

OIL STATES SKAGIT SMATCO, LLC
OIL STATES INDUSTRIES, INC.
SCHOONER PETROLEUM SERVICES, INC.

each by
        _______________________________________
        Name: Robert W. Hampton
Title:   Vice President and Assistant Secretary

SOONER PIPE LP, L.L.C.
CAPSTAR DRILLING LP, L.L.C.

each by
        _______________________________________
        Name: Mary Alice Avery
Title:   Sole Manager/President

Signature Page

Incremental Assumption Agreement

PTI REMOTE SITE SERVICES USA, INC.
PTI INTERNATIONAL INC.
PTI PREMIUM CAMP SERVICES LTD.
PTI TRAVCO MODULAR STRUCTURES LTD.
CROWN CAMP SERVICES LTD.
PTI CAMP INSTALLATIONS LTD.
PTI INTERNATIONAL LTD.
892493 ALBERTA INC.

each by
         _______________________________________
         Name: Mark Menard
         Title:   Chief Financial Officer and Treasurer

Signature Page

Incremental Assumption Agreement

WELLS FARGO BANK, N.A.,
as Administrative Agent

by
        _______________________________________
Name:
Title:

Signature Page

Incremental Assumption Agreement

WELLS FARGO FINANCIAL CORPORATION
CANADA, as a Canadian Lender

by
        _______________________________________
Nick Scarfo
Vice President and General Counsel

Signature Page

Incremental Assumption Agreement

ROYAL BANK OF CANADA, as a Canadian
Lender

by
        _______________________________________
Name:
Title:

Signature Page

Incremental Assumption Agreement

CAPITAL ONE, N.A., as a U.S. Lender

by
        _______________________________________
Name:
Title:

Signature Page

Incremental Assumption Agreement

JPMORGAN CHASE BANK, N.A., as a Canadian
Lender

by
        _______________________________________
Name:
Title:

Signature Page

Incremental Assumption Agreement

CALYON NEW YORK BRANCH,
as a U.S. Lender

by
        _______________________________________
Name:
Title:

Signature Page

Incremental Assumption Agreement

THE TORONTO-DOMINION BANK, as a
Canadian Lender

by
        _______________________________________
Name:
Title:

Signature Page

Incremental Assumption Agreement

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, as a U.S. Lender

by
        _______________________________________
Name:
Title:

by
        _______________________________________
Name:
Title:

Signature Page

Incremental Assumption Agreement

CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender

by
        _______________________________________
Name:
Title:

by
        _______________________________________
Name:
Title:

Signature Page

Incremental Assumption Agreement

SCHEDULE 1

INCREASED COMMITMENTS

Bank	U.S. Commitment	Canadian Commitment
Wells Fargo Financial Corporation Canada		U.S.$22,500,000
Royal Bank of Canada		U.S.$20,000,000
Capital One, N.A.	U.S.$9,000,000
JPMorgan Chase Bank, N.A.		U.S.$20,000,000
Caylon New York Branch	U.S.$13,000,000
The Toronto-Dominion Bank		U.S.$10,000,000
Credit Suisse First Boston	U.S.$3,000,000	U.S.$2,500,000
TOTAL	U.S.$25,000,000	U.S.$75,000,000